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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 14, 2004
                                                --------------------------------

                           TransTechnology Corporation
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                    1-7872                    95-4062211
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(State or Other Jurisdiction      (Commission              (IRS Employer
    Of Incorporation)              File Number)             Identification No.)


700 Liberty Ave, Union, New Jersey                            07083
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code    (908) 688-2440
                                                  ------------------------------

                                     N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  Financial Statements and Exhibits.

         (c)     Exhibits.
                 --------

         Exhibit           Description
         -------           -----------

         99.1              Press Release issued January 14, 2004.





ITEM 12.          Results of Operation and Financial Condition.

On January 14, 2004, the Registrant issued a press release announcing its financial results for the third quarter of the fiscal year ending March 31, 2004. The press release is attached hereto as Exhibit 99.1.

The press release presents the Company's EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP measure. Management believes that providing this additional information is useful to investors, as it provides direct information regarding the Company's ability to meet debt service requirements and so that investors may better assess and understand the Company's underlying operating performance. The Registrant does not intend for the non-GAAP measures to be considered in isolation or as a substitute for the included GAAP measures. A reconciliation of EBITDA to income (loss) from continuing operations is set forth following the balance sheet information contained in the press release.

The information in this Report , including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934.


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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSTECHNOLOGY CORPORATION


                                     By: /s/ Joseph F. Spanier
                                         ----------------------------------
                                             Joseph F. Spanier
                                             Vice President, Chief Financial
                                              Officer and Treasurer

Date: January 16, 2004